Long-term borrowings	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Long-term borrowings

19 Long-term borrowings

Long-term borrowings (debts) as at December 31, 2023 and 2022 consist of the following:

	31/12/23	31/12/22
Six-month Euribor (360) plus a 2.5% spread long-term debt with final payment due July 2025	3,563	2,344
Six-month Euribor (360) plus a 2.75% spread long-term debt with final payment due March 2025	—	3,215
11.76% fixed long-term debt with final payment due October 2023	—	116
2.3% fixed long-term debt with final payment due January 2026	2,358	3,451
1.5% fixed long-term debt with final payment due September 2027	298	345
0.21% fixed long-term debt with final payment due December 2034	6,799	2,916
80% of six-month Euribor (360) plus a 0.95% spread long-term debt with final payment due January 2035	1,135	864
Three-month Euribor (360) plus a 2.00% spread long-term debt with final payment due December 2027	3,200	4,000
0.055% fixed long-term debt with final payment due December 2025	—	38
Total long-term borrowings	17,353	17,289
Less current installments	(5,200)	(5,806)
Long-term borrowings, excluding current installments	12,153	11,483

During 2023, the actual level of rates ranged from 3.35% and 8.15%. During 2023, the EURIBOR has gradually increased as a result of the monetary policy by ECB to curb a generalized high level of inflation following geopolitical instability, notwithstanding a difficult economic context .

During 2023, the Romanian subsidiary renegotiated the two pre-existing loans, respectively, with nominal amounts of 10,000 obtained in 2015 with residual debt renewals every two years, and due in August 2023, with a balance of 2,344 as of December 31, 2022, and with a nominal amount of 5,000 due in March 2025, with a government guarantee, and a balance of 3,215 as of December 31, 2022, into a single loan with a balance of 3,563 as of December 31, 2023. The new amortization plan involves monthly repayments until July 2025. The variable interest rate is based on the six-month Euribor (360) plus a spread of 2.5%. The loan is secured by a mortgage on the Romanian plant for 16,628 and by the following covenants: (a) cash receipts >= 60% of turnover; (b) earnings before taxes and depreciation (EBITDA) >= 4.5%; (c) net debt / EBITDA <=3; (d) Debt Service Cover Ratio >= 1.35. The decision to consolidate the two loans into a single position was made to avoid continuing to bear the additional costs of the government guarantee, and this operation resulted in an increase in the monthly repayment commitment without the bank renegotiating the covenants, as the reference period was considered short (July 2023 - July 2025). However, this consolidation operation led to the breach of one covenant, particularly the Debt Service Coverage Ratio (DSCR), due to the increase in the monthly repayment amount, which becomes 187.5, while the other covenants were respected. However, the bank did not call the company to pay back, as the reasons for this breach were known and previously explained. As confirmation that the bank does not see any particular risks - given that the company has always paid the installments regularly, that two of the three parameters are still met, and that the failure to comply with the DSCR is a direct consequence of the loan restructuring - it issued a statement to the company reaffirming its intention not to request either early repayment or renegotiation of the covenant.

In May 2020, the Brazilian subsidiary obtained a long-term loan from a financial institution, amounting to 314. This loan has been obtained as part of the COVID-19 measures to support business approved by the Brazilian government. Such loan has installments repayable on a monthly basis starting from 2020, after the six-month interest-only period, and ending in October 2023. This long-term debt was paid during the course of 2023.

In July 2017, the Company incurred long-term debt for a 7,000 nominal amount with installments payable on a monthly basis, fixed interest rate of 2.3% and with final payment due January 2026. This long-term fixed-rate debt, of which 2,358 remains at year-end, is assisted by a mortgage on the properties located in Matera (Italy) for an amount of 14,000.

In March 2020, the Swiss subsidiary obtained a long-term loan from a financial institution, amounting to 378. This loan has been obtained as part of the COVID-19 measures to support business approved by the Swiss government. Such loan, of which 298 remains at year-end, has installments repayable on a six-month basis starting from 2022 and ending in September 2027. Since April 2023, the bank has informed us that the government authority has decided to apply a fixed annual interest rate of 1.5%.

In December 2019, the Company incurred long-term debt for a 4,181 nominal amount with installments payable on semi-annual basis, fixed interest rate of 0.21% and with final payment due December 2034. This long-term debt, of which 6,799 remains at year-end following a further disbursement obtained in 2023 for a nominal amount of 5,647, is guaranteed by a mortgage on the properties located in Ginosa, Laterza and Santeramo in Colle (Italy) for a total amount of 13,936.

In December 2019, one of the Italian subsidiaries incurred long-term debt for a 435 nominal amount with installments payable on semi-annual basis and with final payment due January 2035. This long-term debt, already increased in 2021, and of which 1,135 remains at year-end following a further disbursement of 581 obtained in 2023, provides for variable interest installments determined based on the 80% of six-month Euribor (360) plus 0.95% spread. Such loan is guaranteed by a mortgage on the properties located in Pozzuolo del Friuli (Italy) for a total amount of 3,000.

In January 2022, the Parent obtained a long-term loan from a financial institution, amounting to 4,000. This loan, which is guaranteed by an Italian governmental authority, has been made available by the Italian government as part of the COVID-19 measures to support businesses. Such loan, of which 3,200 remains at year-end, has installments repayable on a quarterly basis starting from January 2023, after the 12-month interest-only period, and ending in December 2027. This long-term debt provides for variable interest installments determined based on the three-month Euribor (360) plus a 2.00% spread.

In March 2022, the Parent obtained a long-term loan from a financial institution, amounting to 38. This loan, which is guaranteed by an Italian governmental authority, has been made available as part of the measures to support the participation by the Group to furniture fairs. Such loan has installments repayable on a semi-annual basis starting from June 2023, after the 12-month interest-only period, and ending in December 2025. This long-term debt provides for a 0.055% subsidized fixed interest installments. This long-term loan was completely repaid in 2023.

During 2023 and 2022, the Company made all installment payments related to the aforementioned long-term borrowings.

Interest expense related to long-term borrowings for the years ended December 31, 2023, 2022 and 2021 is 599, 423 and 405, respectively. Interest due is paid with the related installment.